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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  February 13, 1997
                                                 --------------------



                           OptimumCare Corporation
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                         0-17401                        33-0218003
-----------------------------      -------------------------     --------------------------
(State or other jurisdiction        (Commission File Number)    (IRS Employer Identification
of incorporation)                                                No.)


      30011 Ivy Glenn Drive, Suite 219, Laguna Niguel, CA           92677
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        (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:    (714) 495-1100
                                                    --------------------



                                Not Applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         Registrant issued a news release on February 13, 1997 which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits.

         99.1    OptimumCare Corporation News Release dated February 13, 1997.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OptimumCare Corporation
                                            (Registrant)



Date:  February 19, 1997                      By: /s/ EDWARD A. JOHNSON
                                                  --------------------------
                                                  Edward A. Johnson, President






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